Exhibit 10.1

NOVATION AGREEMENT

THIS NOVATION AGREEMENT (the “Agreement”) is entered into as of March 25 , 2025,

BETWEEN:

GROUPBY INC.
(hereinafter referred to as “GroupBy”)

and

GROUPBY USA INC.

(hereinafter referred to as “GroupBy USA”)

and

GROUPBY INTERNATIONAL LTD.

(hereinafter referred to as “GroupBy International” and collectively with GroupBy and GroupBy USA, the “Loan Parties”)

and

REZOLVE AI LIMITED

(hereinafter referred to as “Rezolve”)

and

WESTERN ALLIANCE BANK

(hereinafter referred to as “WAB”)

WHEREAS:

A.
Each of the Loan Parties are party to that certain Loan and Security Agreement, dated as of December 17, 2021, by and among GroupBy and GroupBy USA, as borrowers, GroupBy International, as guarantor, and Sterling National Bank, as lender, as amended by (i) that certain Forbearance and First Amendment to Loan and Security Agreement, dated as of April 17, 2024, (ii) that certain Amended and Restated Forbearance Agreement and First Amendment to Loan and Security Agreement, executed on August 7, 2024 and effective as of July 15, 2024, (iii) that certain Second Amended and Restated Forbearance Agreement and First Amendment to Loan and Security Agreement, executed on September 27, 2024 and effective as of August 29, 2024, (iv) that certain Third Amended and Restated Forbearance Agreement and First Amendment to Loan and Security Agreement, executed on December 27, 2024 and effective as of October 25, 2024, in each case by and among the Loan Parties and WAB (as assignee of Webster Bank, National Association, as successor-by-merger to Sterling National Bank) (collectively, the “Loan Agreement”) and the other documents listed on Schedule 1 hereto (the Loan Agreement, together with the documents listed on Schedule 1 attached hereto, the “Loan Documents”).
B.
As of the Effective Date (as defined below):

1. GroupBy USA wishes to novate all of its benefits, obligations and liabilities under the Loan Documents to GroupBy International, and GroupBy International has agreed to assume all of the benefits, obligations and liabilities of the GroupBy USA under the Loan Documents on such terms and conditions as set forth in this Agreement; and

2. following the novation specified in recital (B)(1) above, GroupBy International and GroupBy each wish to novate all of their benefits, obligations and liabilities under the Loan Documents to Rezolve, and Rezolve has agreed to assume all of the benefits, obligations and liabilities of GroupBy International and GroupBy under the Loan Documents on such terms and conditions as set forth in this Agreement.

NOW THEREFORE in consideration of the premises hereto and the mutual covenants and agreements herein set forth the parties hereto mutually covenant and agree as follows:

1.
All capitalized terms used herein but not otherwise defined shall have the meaning attributed thereto in the Loan Documents.
2.
This Agreement shall have no effect until the earlier of: (i) the date upon which the U.S. Securities and Exchange Commission declares a resale Registration Statement on Form F-1 effective with respect to the Subscription Shares and (ii) the date that is two (2) Trading Days after the date that WAB delivers a written request to the Company to issue unregistered Subscription Shares to WAB, which request may be delivered by WAB at any time after July 8, 2025 (subject to paragraph 3 below) (the “Effective Date”). For the purposes of this Agreement: (i) "Trading Day" and (ii) "Subscription Shares" each has the meaning given to it in the subscription letter, entered into between WAB and Rezolve on the date of this Agreement (the “Subscription Letter”).
3.
In the event that the Effective Date has not taken place by 23:59 (UK time) on August 15, 2025, this Agreement shall terminate and cease to have any effect.
4.
As of the Effective Date, GroupBy USA hereby novates to GroupBy International all of GroupBy USA’s rights, benefits and obligations and liabilities under the Loan Documents (the “First Novation”), and GroupBy International hereby accepts the novation set forth herein and undertakes, covenants and agrees with GroupBy USA and WAB that from and after the First Novation, it shall be bound by, observe and perform the terms, conditions and obligations contained in the Loan Documents, to the same extent as though and to the intent and purpose that GroupBy International is a party thereto in the place and stead of GroupBy USA.
5.
From and with effect from the First Novation taking place, except as otherwise expressly set forth herein:

a.
GroupBy USA and WAB hereby mutually release each other from their respective obligations under the Loan Documents; and
b.
WAB releases and discharges GroupBy USA from all future claims and demands whatsoever in respect of the Loan Documents and accepts the liability of GroupBy International under the Loan Documents.
6.
As consideration for the First Novation, GroupBy USA agrees to issue to GroupBy International, on the Effective Date, 100 shares of Common Stock in the capital of GroupBy USA (the “First Novation Consideration Shares”).
7.
Immediately following the First Novation, GroupBy International hereby novates to Rezolve all of GroupBy International’s rights, benefits, obligations and liabilities under the Loan Documents (the “Second Novation”), and Rezolve hereby accepts the novation set forth herein and undertakes, covenants and agrees with GroupBy International and WAB that from and after the Second Novation, it shall be bound by, observe and perform the terms, conditions and obligations contained in the Loan Documents, to the same extent as though and to the intent and purpose that Rezolve is a party thereto in the place and stead of GroupBy International.
8.
From and with effect from the Second Novation taking place, except as otherwise expressly set forth herein:
a.
GroupBy International and WAB hereby mutually release each other from their respective obligations under the Loan Documents; and
b.
WAB releases and discharges GroupBy International from all future claims and demands whatsoever in respect of the Loan Documents and accepts the liability of Rezolve under the Loan Documents.
9.
As consideration for the Second Novation, GroupBy International agrees to issue to Rezolve, on the Effective Date, 100 Class A Common shares in the capital of GroupBy International (the “Second Novation Consideration Shares”).
10.
As of the Effective Date, GroupBy hereby novates to Rezolve all of GroupBy’s rights, benefits, obligations and liabilities under the Loan Documents (the “Third Novation”), and Rezolve hereby accepts the novation set forth herein and undertakes, covenants and agrees with GroupBy and WAB that from and after the Effective Date, it shall be bound by, observe and perform the terms, conditions and obligations contained in the Loan Documents, to the same extent as though and to the intent and purpose that Rezolve is a party thereto in the place and stead of GroupBy.
11.
From and with effect from the Third Novation taking place, except as otherwise expressly set forth herein:
a.
GroupBy and WAB hereby mutually release each other from their respective obligations under the Loan Documents; and
b.
WAB releases and discharges GroupBy from all future claims and demands whatsoever in respect of the Loan Documents and accepts the liability of Rezolve under the Loan Documents.

12.
As consideration for Third Novation, GroupBy agrees to issue to Rezolve, on the Effective Date, 100 Class A Common shares in the capital of GroupBy (the “Third Novation Consideration Shares” and collectively with the First Novation Consideration Shares and Second Novation Consideration Shares, the “Consideration Shares”).1
13.
Notwithstanding any other provisions of this Agreement,
a.
any obligations under any deposit (or similar bank) account agreements between WAB and any Loan Party shall survive;
b.
the Loan Parties shall remain liable for any obligations that are expressly specified in any Loan Document as surviving that respective Loan Document’s termination, including without limitation, any indemnity obligations set forth in the Loan Documents;
c.
to the extent that any payments or proceeds or other consideration (or any portion thereof) received by WAB with respect to the Obligations shall be subsequently invalidated, declared to be fraudulent or a fraudulent conveyance or preferential, set aside or required to be repaid to a trustee, receiver, debtor-in-possession or any other creditor party under any bankruptcy law, state or federal law, common law or equitable cause, then solely if and to the extent that the payment or proceeds or other consideration is rescinded or must otherwise be restored by WAB, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, the Obligations or part thereof which were intended to be satisfied shall be revived and continue to be in full force and effect, as if the payment or proceeds or other consideration had never been received by WAB, and this letter shall in no way impair the claims of WAB with respect to the revived Obligations; and
d.
the parties shall not be required to take any actions to release or terminate any security interest, liens, pledges or similar encumbrances granted by the Loan Parties to WAB to secure the Obligations except as provided in the Forbearance, Payout, Release and Undertaking, dated the date hereof, by and among Rezolve, the Loan Parties and WAB (the “Payout Agreement”).
14.
The Loan Parties, jointly and severally, hereby represent and warrant to Rezolve and WAB, which representations and warranties shall survive the execution of this Agreement, as follows:
a.
the Loan Parties have all necessary power and authority to enter into this Agreement and to perform the terms, covenants and conditions set out in this Agreement;
b.
this Agreement constitutes the legal, valid and binding obligation of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity

1 NTD: GroupBy/Fasken to produce and provide all required waivers/corporate authorizations for the issuance of shares as contemplated herein.

(regardless of whether such enforcement is sought in a proceeding in equity or at law);
c.
the execution, delivery and performance of and compliance with this Agreement by the Loan Parties will not violate or conflict with, or result in a default under, any terms of any of the Loan Parties’ organizational documents, any of its agreements or any applicable law, rule, regulation or order or require any consent or approval which has not been obtained’

d.
except for the Events of Default that have occurred and are continuing under the Loan Documents, and that WAB has no obligation to make any further Loans or other loans or extensions of credit to the Loan Parties under the Loan Documents, the Loan Documents are valid and subsisting agreements; and
e.
the Consideration Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and non-assessable and free and clear of all liens, encumbrances or restrictions on transfer other than restrictions on transfer under applicable securities laws and liens or encumbrances created by or imposed by Rezolve.
15.
Rezolve hereby represents and warrants to WAB, which representations and warranties shall survive the execution of this Agreement, as follows:2
a.
Rezolve has all necessary power and authority to enter into this Agreement and to perform the terms, covenants and conditions set out in this Agreement;
b.
this Agreement constitutes the legal, valid and binding obligation of Rezolve, enforceable against Rezolve in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
c.
the execution, delivery and performance of and compliance with this Agreement by Rezolve will not violate or conflict with, or result in a default under, any terms of Rezolve’s organizational documents, any of its agreements or any applicable law, rule, regulation or order or require any consent or approval which has not been obtained.
16.
WAB hereby represents and warrants to Rezolve and the Loan Parties, which representations and warranties shall survive the execution of this Agreement, as follows:
a.
Rezolve and the Loan Parties have no obligations, indebtedness or other liabilities to WAB other than those described in or arising with respect to the Loan Documents (other than those under any deposit (or similar bank) account

2 NTD: Taylor Wessing to produce and provide all required corporate authorizations for the assumption of the transactions contemplated in this Agreement, the Novation Agreement and the Subscription Letter.

agreements with WAB and those under this Agreement, the Subscription Letter and the Payout Agreement);
b.
the obligations, indebtedness and other liabilities described in the Loan Documents are not secured by any collateral other than the collateral described in the Loan Documents;
c.
WAB is the sole holder of the Obligations, has not made any pledge or assignment of any Loan Documents or any Obligations to any person, has not granted any person a security interest in any Loan Documents or any Obligations, and has not granted to any person a participation interest in any Loan Documents or any Obligations;
d.
consents to the each of the First Novation, Second Novation and Third Novation of the Loan Documents as provided herein;
e.
WAB has all necessary power and authority to enter into this Agreement and to perform the terms, covenants and conditions set out in this Agreement and to consent to the First Novation, Second Novation and Third Novation of the Loan Documents as provided herein;
f.
this Agreement constitutes the legal, valid and binding obligation of WAB, enforceable against WAB in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
g.
the execution, delivery and performance of and compliance with this Agreement by WAB will not violate or conflict with, or result in a default under, any terms of WAB's organizational documents, any of its agreements or any applicable law, rule, regulation or order or require any consent or approval which has not been obtained; and
h.
covenants and agrees with Rezolve that from and after the Effective Date, Rezolve shall be entitled to hold and enforce all of the privileges, rights and benefits of the Loan Parties as provided for in the Loan Documents to the same extent as though and to the intent and purpose that Rezolve is a party thereto in the place and stead of the Loan Parties.
17.
Rezolve and each of the Loan Parties acknowledges and agrees that the Loans under the Loan Documents have matured and that Events of Default have occurred and are continuing under the Loan Documents, and that WAB has no obligation to make any further Loans or other loans or extensions of credit to Rezolve or the Loan Parties under the Loan Documents.
18.
WAB, the Loan Parties and Rezolve each covenant and agree that they shall and will, from time to time and at all times hereafter, at the request of any other party hereto, execute such further assurances and do all such further acts as may be reasonably required to effectuate the terms of this Agreement. Without limiting the foregoing, WAB, the Loan Parties and Rezolve shall execute and deliver, in recordable form as appropriate, such additional documents, notices and instruments of assignment, continuation or novation as Rezolve may request for the purpose of further confirming the First Novation, Second Novation and Third Novation of the Loan Documents as provided herein.
19.
This Agreement may be signed in as many counterparts as may be necessary and may be delivered by facsimile or other electronic means, including in electronic PDF format, and each of such counterparts so signed will be deemed to be an original, and such copies together will cause to be one and the same Agreement.
20.
This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided that no party hereto may assign its rights or obligations under this Agreement without the prior written consent of the other parties hereto, and any such purported assignment is null and void.
21.
The provisions of Sections 8.2, 8.9, 8.13, 8.16, 8.17, 8.18, 8.19, 8.20, 8.21 and 8.24 of the Loan Agreement shall apply to this Agreement mutatis mutandis and are incorporated herein by reference.

Remainder of page intentionally left blank. Signature page to follow.

IN WITNESS WHEREOF the parties hereto have executed and delivered this Novation Agreement as of the day and year first above written.

GROUPBY INC.

Per: /s/ Srikant Nayak

Name: Srikant Nayak

Title: Authorized Signatory

GROUPBY USA INC.

Per: /s/ Srikant Nayak

Name: Srikant Nayak

Title: Authorized Signatory

GROUPBY INTERNATIONAL LTD.

Per: /s/ Srikant Nayak

Name: Srikant Nayak

Title: Authorized Signatory

REZOLVE AI LIMITED

Per: /s/ Daniel Wagner

Name: Daniel Wagner

Title: Chief Executive Officer

WESTERN ALLIANCE BANK

Per: /s/ Josh Roberts

Name: Josh Roberts

Title: Senior Director